										EXHIBIT 99
NACCO Industries, Inc. - Consolidated
(in millions, except percentage data)

	Revenues
	Q1	Q2	Q3	Q4	FY
2011	745.5	811.0	823.4	951.3	3,331.2
2012	803.2	773.4

	Operating Profit
	Q1	Q2	Q3	Q4	FY
2011	35.3	31.1	37.4	70.3	174.1
2012	37.8	31.5

	Interest (Income) Expense
	Q1	Q2	Q3	Q4	FY
2011	5.8	5.4	5.8	5.4	22.4
2012	5.0	4.6

	Other (Income) Expense
	Q1	Q2	Q3	Q4	FY
2011	(57.5)	(0.6)	(0.3)	(3.7)	(62.1)
2012	(0.9)	1.4

	Income (Loss) Before Taxes						Effective Income Tax Rate
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2011	87.0	26.3	31.9	68.6	213.8	2011	27.8%	27.4%	19.4%	20.6%	24.2%
2012	33.7	25.5				2012	25.2%	14.5%

	Net Income (Loss) Attributable to Stockholders
	Q1	Q2	Q3	Q4	FY
2011	62.8	19.2	25.7	54.4	162.1
2012	25.2	21.8

	Restructuring Expense (Reversal)
	Q1	Q2	Q3	Q4	FY
2011	—	—	—	—	—
2012	—	—

	Restructuring Accrual Balance
	Q1	Q2	Q3	Q4	FY
2011	2.1	1.8	1.6	1.4	1.4
2012	1.3	1.1

	Depreciation, depletion and amortization expense
	Q1	Q2	Q3	Q4	FY
2011	11.5	11.4	12.6	12.2	47.7
2012	10.3	10.3

	Net Working Capital (1)
	Q1	Q2	Q3	Q4	FY
2011	528.1	514.8	549.0	522.3	522.3
2012	511.3	495.0

NACCO Industries, Inc. - Consolidated
(in millions, except percentage data)

	Capital Expenditures
	Q1	Q2	Q3	Q4	FY
2011	6.2	10.3	9.8	10.4	36.7
2012	5.5	34.8

	Net cash provided by (used for) operating activities
	Q1	Q2	Q3	Q4	FY
2011	(8.8)	64.7	(4.6)	103.9	155.2
2012	2.5	49.2

	Net cash provided by (used for) investing activities
	Q1	Q2	Q3	Q4	FY
2011	(5.8)	(10.0)	(9.5)	(7.4)	(32.7)
2012	15.1	(17.3)

	Cash flow before financing activities (2)
	Q1	Q2	Q3	Q4	FY
2011	(14.6)	54.7	(14.1)	96.5	122.5
2012	17.6	31.9

	Net cash provided by (used for) financing activities
	Q1	Q2	Q3	Q4	FY
2011	(1.0)	(3.8)	(65.9)	28.7	(42.0)
2012	(44.3)	(40.5)

	Dividends Paid to Shareholders
	Q1	Q2	Q3	Q4	FY
2011	4.4	4.5	4.4	4.5	17.8
2012	4.5	4.6

	Total debt
	Q1	Q2	Q3	Q4	FY
2011	395.0	398.1	336.8	374.2	374.2
2012	338.4	307.5

	Equity						Return on Equity (3)
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2011	516.7	541.2	547.8	577.0	577.0	2011	30.4%	29.1%	29.7%	30.8%	30.8%
2012	610.7	616.7				2012	22.3%	22.0%

(1)	Net working capital is equal to accounts receivable, net plus inventories, net less accounts payable.
(2)	Cash flow before financing activities is equal to net cash provided by (used for) operating activities plus net cash provided by (used for) investing activities.
(3)	Return on equity is equal to the sum of the previous 4 quarters net income divided by average equity calculated over the last 5 quarters.

NACCO Materials Handling Group - Consolidated
(in millions, except percentage data)

	Backlog (in thousands)
	Q1	Q2	Q3	Q4	FY
2011	24.8	25.1	25.6	24.7	24.7
2012	22.3	24.2

	Unit Shipments (in thousands)
	Q1	Q2	Q3	Q4	FY
2011	19.4	19.9	19.6	20.8	79.7
2012	20.1	18.7

	Revenues - Americas						Revenues - Americas - % change yr. over yr.
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2011	358.6	400.8	389.8	421.5	1,570.7	2011	57.1%	54.3%	32.0%	17.9%	37.7%
2012	394.7	378.0				2012	10.1%	(5.7)%

	Revenues - Europe						Revenues - Europe - % change yr. over yr.
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2011	174.1	194.8	180.3	202.5	751.7	2011	91.3%	72.5%	63.2%	24.8%	57.7%
2012	181.9	171.1				2012	4.5%	(12.2)%

	Revenues - Other						Revenues - Other - % change yr. over yr.
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2011	53.9	52.4	58.7	53.4	218.4	2011	(3.9)%	28.4%	57.8%	5.7%	18.3%
2012	52.9	52.9				2012	(1.9)%	1.0%

	Revenues - Consolidated						Revenues - Consolidated - % change yr. over yr.
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2011	586.6	648.0	628.8	677.4	2,540.8	2011	56.3%	56.7%	42.0%	18.8%	41.0%
2012	629.5	602.0				2012	7.3%	(7.1)%

	Gross Profit						Gross Profit %
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2011	95.8	97.9	89.0	100.8	383.5	2011	16.3%	15.1%	14.2%	14.9%	15.1%
2012	99.0	96.9				2012	15.7%	16.1%

	Operating Expenses						Operating Expenses as a % of revenues
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2011	65.4	70.4	64.9	72.8	273.5	2011	11.1%	10.9%	10.3%	10.7%	10.8%
2012	69.2	72.3				2012	11.0%	12.0%

	Operating Profit (Loss)						Operating Profit (Loss) %
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2011	30.4	27.5	24.1	28.0	110.0	2011	5.2%	4.2%	3.8%	4.1%	4.3%
2012	29.8	24.6				2012	4.7%	4.1%

	Interest (Income) Expense
	Q1	Q2	Q3	Q4	FY
2011	3.5	3.3	3.6	3.6	14.0
2012	3.4	3.1

NACCO Materials Handling Group - Consolidated
(in millions, except percentage data)

	Other (Income) Expense
	Q1	Q2	Q3	Q4	FY
2011	(0.7)	(0.4)	(1.1)	(3.3)	(5.5)
2012	(0.5)	—

	Income (Loss) Before Taxes						Effective Income Tax Rate
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2011	27.6	24.6	21.6	27.7	101.5	2011	19.2%	22.4%	19.0%	14.4%	18.6%
2012	26.9	21.5				2012	21.2%	9.3%

	Net Income (Loss) Attributable to Stockholders
	Q1	Q2	Q3	Q4	FY
2011	22.3	19.2	17.5	23.6	82.6
2012	21.2	19.5

	Restructuring Expense (Reversal)
	Q1	Q2	Q3	Q4	FY
2011	—	—	—	—	—
2012	—	—

	Restructuring Accrual Balance
	Q1	Q2	Q3	Q4	FY
2011	2.1	1.8	1.6	1.4	1.4
2012	1.3	1.1

	Depreciation and amortization expense
	Q1	Q2	Q3	Q4	FY
2011	8.0	8.1	7.5	7.7	31.3
2012	6.9	6.9

	Net Working Capital (1)
	Q1	Q2	Q3	Q4	FY
2011	356.9	363.5	383.5	354.5	354.5
2012	347.2	328.0

	Capital Expenditures
	Q1	Q2	Q3	Q4	FY
2011	2.8	3.9	4.3	5.5	16.5
2012	1.6	4.3

	Net cash provided by (used for) operating activities
	Q1	Q2	Q3	Q4	FY
2011	(35.3)	31.5	(7.2)	65.6	54.6
2012	19.1	34.0

NACCO Materials Handling Group - Consolidated
(in millions, except percentage data)

	Net cash provided by (used for) investing activities
	Q1	Q2	Q3	Q4	FY
2011	(2.6)	(3.8)	(4.1)	(5.4)	(15.9)
2012	(1.6)	(4.1)

	Cash flow before financing activities (2)
	Q1	Q2	Q3	Q4	FY
2011	(37.9)	27.7	(11.3)	60.2	38.7
2012	17.5	29.9

	Net cash provided by (used for) financing activities
	Q1	Q2	Q3	Q4	FY
2011	(8.1)	(4.8)	(6.2)	(0.4)	(19.5)
2012	(3.5)	(85.5)

	Dividends to (capital contributions from) NACCO
	Q1	Q2	Q3	Q4	FY
2011	5.0	—	5.0	—	10.0
2012	—	—

	Total debt
	Q1	Q2	Q3	Q4	FY
2011	231.4	227.4	226.2	226.0	226.0
2012	224.2	142.6

	Equity						Return on Equity (3)
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2011	261.8	284.5	287.5	297.1	297.1	2011	21.1%	24.6%	28.2%	30.3%	30.3%
2012	329.2	336.5				2012	27.9%	26.6%

(1)	Net working capital is equal to accounts receivable, net plus inventories, net less accounts payable.
(2)	Cash flow before financing activities is equal to net cash provided by (used for) operating activities plus net cash provided by (used for) investing activities.
(3)	Return on equity is equal to the sum of the previous 4 quarters net income divided by average equity calculated over the last 5 quarters.

Hamilton Beach Brands, Inc.
(in millions, except percentage data)

	Revenues						Revenues % Change Year Over Year
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2011	100.6	104.3	126.7	161.4	493.0	2011	(1.9)%	1.0%	(5.0)%	(8.6)%	(4.4)%
2012	104.9	110.7				2012	4.3%	6.1%

	Gross Profit $						Gross Profit %
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2011	19.2	19.4	23.2	35.4	97.2	2011	19.1%	18.6%	18.3%	21.9%	19.7%
2012	19.1	20.8				2012	18.2%	18.8%

	Operating Expenses						Operating Expenses as a % of revenues
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2011	15.9	15.8	15.3	16.4	63.4	2011	15.8%	15.1%	12.1%	10.2%	12.9%
2012	17.0	15.7				2012	16.2%	14.2%

	Operating Profit (Loss) $						Operating Profit (Loss) %
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2011	3.3	3.6	7.9	19.0	33.8	2011	3.3%	3.5%	6.2%	11.8%	6.9%
2012	2.1	5.1				2012	2.0%	4.6%

	Interest (Income) Expense
	Q1	Q2	Q3	Q4	FY
2011	1.6	1.3	1.3	1.0	5.2
2012	0.9	0.7

	Other (Income) Expense
	Q1	Q2	Q3	Q4	FY
2011	—	0.2	0.8	(0.2)	0.8
2012	(0.5)	0.9

	Income (Loss) Before Taxes						Effective Income Tax Rate
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2011	1.7	2.1	5.8	18.2	27.8	2011	41.2%	38.1%	29.3%	34.1%	33.8%
2012	1.7	3.5				2012	41.2%	37.1%

	Net Income (Loss) Attributable to Stockholders
	Q1	Q2	Q3	Q4	FY
2011	1.0	1.3	4.1	12.0	18.4
2012	1.0	2.2

	Depreciation and amortization expense
	Q1	Q2	Q3	Q4	FY
2011	0.6	0.6	2.2	1.5	4.9
2012	0.6	0.6

	Net Working Capital (1)
	Q1	Q2	Q3	Q4	FY
2011	95.3	77.9	88.0	98.3	98.3
2012	88.9	80.5

Hamilton Beach Brands, Inc.
(in millions, except percentage data)

	Capital Expenditures
	Q1	Q2	Q3	Q4	FY
2011	0.4	1.1	1.0	1.2	3.7
2012	0.4	0.9

	Net cash provided by (used for) operating activities
	Q1	Q2	Q3	Q4	FY
2011	(0.6)	21.3	(0.6)	4.1	24.2
2012	6.5	12.9

	Net cash provided by (used for) investing activities
	Q1	Q2	Q3	Q4	FY
2011	(0.4)	(1.1)	(1.0)	(1.2)	(3.7)
2012	(0.4)	(0.9)

	Cash flow before financing activities (2)
	Q1	Q2	Q3	Q4	FY
2011	(1.0)	20.2	(1.6)	2.9	20.5
2012	6.1	12.0

	Net cash provided by (used for) financing activities
	Q1	Q2	Q3	Q4	FY
2011	(0.3)	3.7	(60.2)	—	(56.8)
2012	(14.2)	(9.8)

	Dividends to (capital contributions from) NACCO
	Q1	Q2	Q3	Q4	FY
2011	—	(4.0)	—	—	(4.0)
2012	—	10.0

	Total debt
	Q1	Q2	Q3	Q4	FY
2011	114.8	114.5	54.2	54.2	54.2
2012	40.0	41.4

	Equity						Return on Equity (3)
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2011	16.0	21.7	25.0	35.0	35.0	2011	n.m.	n.m.	n.m.	n.m.	n.m.
2012	37.2	29.2				2012	68.2%	65.2%

(1)	Net working capital is equal to accounts receivable, net plus inventories, net less accounts payable.
(2)	Cash flow before financing activities is equal to net cash provided by (used for) operating activities plus net cash provided by (used for) investing activities.
(3)	Return on equity is equal to the sum of the previous 4 quarters net income divided by average equity calculated over the last 5 quarters.

The Kitchen Collection, LLC
(in millions, except percentage data and number of stores)

	Number of stores						Average sales per store
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2011	299	301	312	337	337	2011	0.1	0.1	0.2	0.3	0.7
2012	327	320				2012	0.1	0.1

	Revenues
	Q1	Q2	Q3	Q4	FY
2011	40.9	40.0	48.9	91.4	221.2
2012	45.3	42.3

	Gross Profit $						Gross Profit %
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2011	17.6	17.8	22.3	39.7	97.4	2011	43.0%	44.5%	45.6%	43.4%	44.0%
2012	19.5	18.7				2012	43.0%	44.2%

	Operating Expenses						Operating Expenses as a % of revenues
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2011	23.0	22.1	22.9	26.9	94.9	2011	56.2%	55.3%	46.8%	29.4%	42.9%
2012	24.1	23.8				2012	53.2%	56.3%

	Operating Profit (Loss) $						Operating Profit (Loss) %
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2011	(5.4)	(4.3)	(0.6)	12.8	2.5	2011	(13.2)%	(10.8)%	(1.2)%	14.0%	1.1%
2012	(4.6)	(5.1)				2012	(10.2)%	(12.1)%

	Interest (Income) Expense
	Q1	Q2	Q3	Q4	FY
2011	0.1	0.1	0.1	0.2	0.5
2012	0.1	0.1

	Other (Income) Expense
	Q1	Q2	Q3	Q4	FY
2011	—	—	0.1	—	0.1
2012	—	0.1

	Income (Loss) Before Taxes						Effective Income Tax Rate
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2011	(5.5)	(4.4)	(0.8)	12.6	1.9	2011	40.0%	38.6%	37.5%	39.7%	42.1%
2012	(4.7)	(5.3)				2012	40.4%	39.6%

	Net Income (Loss) Attributable to Stockholders
	Q1	Q2	Q3	Q4	FY
2011	(3.3)	(2.7)	(0.5)	7.6	1.1
2012	(2.8)	(3.2)

	Depreciation and amortization expense
	Q1	Q2	Q3	Q4	FY
2011	0.8	0.7	0.8	0.8	3.1
2012	0.7	0.7

The Kitchen Collection, LLC
(in millions, except percentage data and number of stores)

	Net Working Capital (1)
	Q1	Q2	Q3	Q4	FY
2011	43.5	41.5	44.0	36.1	36.1
2012	44.9	45.2

	Capital Expenditures
	Q1	Q2	Q3	Q4	FY
2011	0.6	0.9	0.6	0.2	2.3
2012	1.7	0.8

	Net cash provided by (used for) operating activities
	Q1	Q2	Q3	Q4	FY
2011	(18.2)	(1.3)	(1.7)	26.1	4.9
2012	(19.1)	(4.0)

	Net cash provided by (used for) investing activities
	Q1	Q2	Q3	Q4	FY
2011	(0.6)	(0.9)	(0.6)	(0.2)	(2.3)
2012	(1.7)	(0.8)

	Cash flow before financing activities (2)
	Q1	Q2	Q3	Q4	FY
2011	(18.8)	(2.2)	(2.3)	25.9	2.6
2012	(20.8)	(4.8)

	Net cash provided by (used for) financing activities
	Q1	Q2	Q3	Q4	FY
2011	7.8	2.1	2.5	(14.9)	(2.5)
2012	10.0	4.9

	Dividends to (capital contributions from) NACCO
	Q1	Q2	Q3	Q4	FY
2011	2.5	—	—	—	2.5
2012	—	—

	Total debt
	Q1	Q2	Q3	Q4	FY
2011	10.4	12.5	15.0	—	—
2012	10.0	15.0

	Equity						Return on Equity (3)
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2011	42.3	39.6	39.1	46.7	46.7	2011	4.6%	2.6%	1.7%	2.5%	2.5%
2012	43.9	40.7				2012	3.8%	2.6%

(1)	Net working capital is equal to accounts receivable, net plus inventories, net less accounts payable.
(2)	Cash flow before financing activities is equal to net cash provided by (used for) operating activities plus net cash provided by (used for) investing activities.
(3)	Return on equity is equal to the sum of the previous 4 quarters net income divided by average equity calculated over the last 5 quarters.

The North American Coal Corporation
(in millions, except percentage data)

	Tons of coal sold - Unconsolidated mines
	Q1	Q2	Q3	Q4	FY
2011	7.0	5.4	6.4	6.4	25.2
2012	6.6	5.9

	Tons of coal sold - Consolidated mines
	Q1	Q2	Q3	Q4	FY
2011	0.6	0.6	0.7	0.8	2.7
2012	0.8	0.5

	Limerock yards delivered
	Q1	Q2	Q3	Q4	FY
2011	3.6	4.0	3.1	3.0	13.7
2012	3.7	4.4

	Revenues
	Q1	Q2	Q3	Q4	FY
2011	17.9	19.4	21.0	23.5	81.8
2012	24.3	19.2

	Gross Profit $						Gross Profit %
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2011	4.0	2.8	3.1	5.4	15.3	2011	22.3%	14.4%	14.8%	23.0%	18.7%
2012	6.9	3.8				2012	28.4%	19.8%

	Earnings of unconsolidated mines
	Q1	Q2	Q3	Q4	FY
2011	12.1	9.5	11.1	12.8	45.5
2012	12.0	10.6

	Operating Expenses						Operating Expenses as a % of the sum of Gross Profit plus Earnings of unconsolidated mines
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2011	6.6	7.0	7.2	4.8	25.6	2011	41.0%	56.9%	50.7%	26.4%	42.1%
2012	7.0	5.2				2012	37.0%	36.1%

	Operating Profit $						Operating Profit as a % of the sum of Gross Profit plus Earnings of unconsolidated mines
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2011	9.5	5.3	7.0	13.4	35.2	2011	59.0%	43.1%	49.3%	73.6%	57.9%
2012	11.9	9.2				2012	63.0%	63.9%

	Interest (Income) Expense
	Q1	Q2	Q3	Q4	FY
2011	0.6	0.7	0.8	0.6	2.7
2012	0.6	0.7

	Other (Income) Expense
	Q1	Q2	Q3	Q4	FY
2011	—	(0.7)	(0.3)	(0.4)	(1.4)
2012	(0.2)	(0.4)

The North American Coal Corporation
(in millions, except percentage data)

	Income Before Taxes						Effective Income Tax Rate
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2011	8.9	5.3	6.5	13.2	33.9	2011	20.2%	13.2%	10.8%	9.8%	13.3%
2012	11.5	8.9				2012	20.0%	20.2%

	Net Income (Loss) Attributable to Stockholders
	Q1	Q2	Q3	Q4	FY
2011	7.1	4.6	5.8	11.9	29.4
2012	9.2	7.1

	Depreciation, depletion and amortization expense
	Q1	Q2	Q3	Q4	FY
2011	2.0	1.9	2.0	2.0	7.9
2012	2.0	2.0

	Capital Expenditures
	Q1	Q2	Q3	Q4	FY
2011	2.4	4.4	3.8	3.5	14.1
2012	1.8	28.7

	Net cash provided by (used for) operating activities
	Q1	Q2	Q3	Q4	FY
2011	7.8	7.3	8.8	7.8	31.7
2012	21.5	(4.6)

	Net cash provided by (used for) investing activities
	Q1	Q2	Q3	Q4	FY
2011	(2.3)	(4.1)	(3.7)	(0.6)	(10.7)
2012	18.8	(11.4)

	Cash flow before financing activities (1)
	Q1	Q2	Q3	Q4	FY
2011	5.5	3.2	5.1	7.2	21.0
2012	40.3	(16.0)

	Net cash provided by (used for) financing activities
	Q1	Q2	Q3	Q4	FY
2011	(8.5)	(1.4)	(7.4)	(7.4)	(24.7)
2012	(41.6)	34.2

The North American Coal Corporation
(in millions, except percentage data)

	Dividends to NACCO
	Q1	Q2	Q3	Q4	FY
2011	5.0	5.0	5.0	57.9	72.9
2012	10.0	10.2

	Total debt
	Q1	Q2	Q3	Q4	FY
2011	38.4	43.7	41.4	94.0	94.0
2012	64.2	108.5

	Equity						Return on Equity (2)
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2011	143.7	143.4	144.3	96.1	96.1	2011	27.3%	22.2%	18.5%	22.0%	22.0%
2012	95.4	92.5				2012	25.3%	29.7%

(1)	Cash flow before financing activities is equal to net cash provided by (used for) operating activities plus net cash provided by (used for) investing activities.
(2)	Return on equity is equal to the sum of the previous 4 quarters net income divided by average equity calculated over the last 5 quarters.

NACCO and Other
(in millions, except percentage data)

	Operating Profit (Loss)
	Q1	Q2	Q3	Q4	FY
2011	(2.5)	(1.1)	(0.9)	(2.8)	(7.3)
2012	(1.5)	(2.3)

	Interest (Income) Expense
	Q1	Q2	Q3	Q4	FY
2011	—	—	—	—	—
2012	—	—

	Other (Income) Expense
	Q1	Q2	Q3	Q4	FY
2011	(56.8)	0.3	0.2	0.2	(56.1)
2012	0.3	0.8

	Income (Loss) Before Taxes
	Q1	Q2	Q3	Q4	FY
2011	54.3	(1.4)	(1.1)	(3.0)	48.8
2012	(1.8)	(3.1)

	Net Income (Loss) Attributable to Stockholders
	Q1	Q2	Q3	Q4	FY
2011	34.7	(1.0)	(0.7)	(2.3)	30.7
2012	(1.4)	(2.2)